WebXU, Inc.

Financial Statements
For the three month period ended March 31, 2011

Financial Statements
Balance Sheet	4
Statement of Operations	5
Statement of Cash Flows	6
Statement of Stockholders’ Deficit	7
Notes to Financial Statements	8-12

Financial Statements

WebXU, Inc.
(A Development Stage Company)
March 31, 2011
BALANCE SHEET

March 31,
2011
ASSETS
Current assets :

Cash	$8,174
Accounts receivable	3,450
Advance receivable	10,000
Total current assets	$21,624

Other Assets:
Notes Receivable	3,850

Total assets:	$25,474

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$57,964
Loan from Officer	750
Wages payable	166,875
Accrued expenses	19,500
State taxes payable	800
Notes Payable	30,000
Total current liabilities	$275,889

Total liabilities:	$275,889

Stockholders’ deficit :
Common stock, $0.001 par value, 20,000,000 shares authorized and 18,038,412 outstanding as of March 31, 2011.	$18,038
Additional Paid in Capital	32,739
Accumulated deficit	(301,191)
Total stockholders' deficit	$(250,415)

Total liabilities and stockholders' deficit	$25,474

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
STATEMENT OF OPERATIONS
(A Development Stage Company)
For the three month period ended March 31, 2011

For the three month
For the Three Month
period ended
March 31, 2011

Revenues	$-

Operating expenses:
Cost of goods sold	$-
Selling general & administrative	149,454
Professional fees	30,195
Amortization	0
Total costs and operating expenses	$179,648
Interest expense	1,495
Other income	-

Loss from operations before income taxes	$(181,143)
Provision for income tax	-
Net (loss)	$(181,143)

Basic and diluted net loss per common share	$(0.01)
Weighted average shares of capital outstanding - basic	14,421,253

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
STATEMENT OF CASH FLOWS
(A Development Stage Company)
For the three month period ended March 31, 2011

For the three
month period
ended
March 31,
2011
CASH FLOWS FROM OPERATING ACTIVITIES :
Net loss	$(181,143)

Adjustments to reconcile net (loss) to net cash provided by (used for) operating activities :

Stock based compensation	9,838

Changes in components of working capital :
Increase in accounts receivable	$(3,450)
Increase in accounts payable	21,930
Increase in wages payable	98,750
Increase in accrued expenses	19,500
Net cash provided (used) by operating activities	$(34,576)

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances receivable	$(10,000)
Notes receivable	(3,850)
Net cash provided by financing activities:	$(13,850)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan from Officer	$250
Increase in Notes payable	30,000
Sales of common stock	26,350
Net cash provided by financing activities:	$56,600

NET INCREASE IN CASH AND CASH EQUIVALENTS	$8,174
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$8,174
Interest paid	$-
Taxes paid	$-
Non-Cash Transactions
Shares issued for services	$-
Options issued for compensation	$965

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the three month period ended March 31, 2011

	Common Stock	Common Stock
		Par	Additional	Accumulated	Stockholders
	Shares	Value	Paid in Capital	Deficit	Equity
Balance, December 31, 2010	14,381,062	$14,381	$208	$(120,048)	$(105,459)
Shares sold to subscribers	2,635,000	$2,635	$23,715		26,350
Shares issued for services valued at $0.01 per share	1,022,350	$1,022	$7,851		8,873
Stock based compensation			965		965
Net Loss				$(181,143)	$(181,143)
Balance, March 31, 2011	18,038,412	$18,038	$32,739	$(301,191)	$(250,415)

The accompanying notes are an integral part of these financial statements.

WebXU, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

1.	Description of Business
WebXU, Inc.  (“WebXU or the “Company”) is a Delaware Corporation which was organized July 16, 2010 and commenced operations at that time. WebXU, Inc. is a multi-faceted business serving as a media hub for high traffic web properties.  Its charter is to own and operate synergistic, profitable companies in Ad Networking, Mobile Application Advertising, Consumer Finance and E-Commerce.

•	The Company currently maintains its corporate office in Santa Monica, California.

2.	Development Stage Enterprise
•
The Company has been devoting most of its efforts to raising capital and developing a business plan and, consequently, meets the definition of a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards FASB Topic 915 “Accounting and Reporting for Development Stage Enterprises.”   Under FASB Topic 915, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

3.	Summary of Significant Accounting Policies
•	Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Use of Estimates
•
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

Cash and Cash Equivalents
•
The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase.

Fair Value of Financial Instruments
•
Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Income Taxes
•	The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

•
Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Topic 740, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

•	The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition

•
All sources of revenue will be recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

Stock Based Compensation
•	The Company accounts for stock based compensation in accordance with FASB Topic 718, “Share Based Payment”.

Concentration of Credit Risk
•
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions.  At various times during the year, the Company may exceed the federally insured limits.  To mitigate this risk, the Company places its cash deposits only with high credit quality institutions.  Management believes the risk of loss is minimal.  At December 31, 2010 the Company did not have any uninsured cash deposits.

Impairment of Long-lived Assets
•
The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2010, the Company did not recognize an impairment charge.

Recent Accounting Pronouncements
•
The Company's management has reviewed all of the FASB's Accounting Standard Updates through March 31, 2011 and has concluded that none will have a material impact on the Company's financial statements.

Management does not believe that any other recently issued but not yet effective accounting pronouncements, if adopted, would have an effect on the accompanying consolidated financial statements.

4.	Going Concern
•
The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company is dependent on raising capital to fund future operations.

•
Management is taking steps to raise additional funds to address its operating and financial cash requirements to continue operations in the next twelve months. Management has devoted a significant amount of time in the raising of capital from additional debt and equity financing. However, the Company’s ability to continue as a going concern is dependent upon raising additional funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations.

5.	Capital Stock Activity
•	On July 16, 2010 The Company was incorporated in the State of Delaware under the name WebXU, Inc. The Board authorized 200 shares of stock with no par value.

•	On October 17, 2010, the Board of Directors increased the Corporations authorized number of common shares to 20,000,000 with a par value of $0.001.

•	On November 15, 2010, the Company issued to seven contributors 14,381,062 shares of its $0.001 par value common stock for contributed services valued at $0.001 per share.

•	On March 31, 2011, the Company sold 2,635,000 shares of its $0.001 par value common stock for $0.01 per share.

•	On March 31, 2011, the Company issued to eighteen contributors 1,022,350 shares of its $0.001 par value common stock for contributed services valued at $0.01 per share.

•	On May 16, 2011, the Board of Directors increased the Corporations authorized number of common shares to 50,000,000 with a par value of $0.001.

Dividends
The Company has never issued dividends.

Warrants
The Company did not issue warrants during the three month period ending March 31, 2011.

Options
2010 Stock Option Plan-

On November 15, 2010, we adopted an equity incentive plan, the 2010 Equity Incentive Plan (the “Equity Plan”), pursuant to which we are authorized to grant options, restricted stock and stock appreciation rights to purchase up to 3,500,000 shares of common stock to our employees, officers, directors, consultants and advisors.  The Equity Plan provides for awards of incentive stock options, non-statutory stock options, and rights to acquire restricted stock.  Incentive stock options granted under the Equity Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Non-statutory stock options granted under the Equity Plan are not intended to qualify as incentive stock options under the Code.

As of March 31, 2011, there were 3,775,000 shares of our common stock reserved for issuance pursuant to awards granted under our Equity Plan.  As of the same date, there were 3,775,000 awards outstanding under the Equity Plan.

The following is a summary of the Company’s outstanding common stock purchase options:

Exercise	Outstanding	Issued in	Transferred/	Outstanding
Price	December 31, 2010	2011	Exercised	March 31, 2011
$0.10	3,250,000	-	-	3,250,000
$0.50	250,000	275,000	-	525,000
$1.00	-	35,000	-	35,000
Total	3,500,000	275,000	-	3,775,000

Fair Value of Equity Awards - The above tables reflect the assumptions utilized to value the stock-based compensation as of December 31, 2010 under FASB ASC 718 and using the Black-Scholes-Merton valuation model.  The risk-free interest rate is based upon U.S. Treasury Rates for instruments with similar terms.  The full term of the options and warrants granted was used for the expected life since the options and warrants were granted to senior management and outside consultants where turnover is expected to be low and since they are expected to hold the options and warrants for the full term to obtain the maximum benefit.  The Company has not paid dividends to date and does not plan to pay dividends in the near future.  The volatility assumptions were derived from management’s assessment of volatilities used by other development stage companies, and are adjusted to reflect anticipated behavior specific to the Company.

Risk-free interest rate2.33%
Expected life (years)10 Years
Expected dividend yield 0.0%
Volatility300%

6.	Income Taxes
•	A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

2011

Statutory U.S. federal rate	34.00%
Permanent differences	.00%
Timing differences	00%
Valuation allowance	(34.00)%

Provision for income tax expense(benefit)	0.0%

•	The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

2011
Deferred tax assets:
Net operating loss carry forwards	120,048
Net loss for the three months ended March 31, 2011	181,143
Gross deferred tax assets	301,191

Valuation allowance	(301,191)

0

At March 31, 2011 no valuation allowance has been set up for this deferred asset.

7.	Commitments and Contingencies

•	On January 3, 2011 the Company received a $250 loan from its CEO. The loan has no terms.

•	On February 15, 2011 the Company received a $30,000 loan from another corporate entity not affiliated with the Company. The loan has no terms.

8.	Segment Reporting
•
The Company considers itself to be operating in one business segment, the internet sales lead generation business. This activity will represent essentially all of the significant revenue generated by the Company.

9.	Related Party Transactions
•	On January 3, 2011 the Company received a $250 loan from its CEO. The loan has no terms.

10.	Subsequent Events

•
On May 2nd 2011, the Company agreed to issue 50,000 shares of its $0.001 par value common stock for various assets including Furniture and Fixtures, Computer equipment, inventory and software code, databases copyrights and domains.

•	On May 16, 2011, the Board of Directors increased the number of shares which may be issued pursuant to the Company’s 2010 Equity Incentive Plan to 9,500,000.

•
In June 2011, the Company obtained financing in the amount of $750,000 by issuing 12% interest secured notes due in one year and 750,000 three year warrants with a $1.00 exercise price to seven investors.

11.	Net Loss per Share of Common Stock
•
The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year.  Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share).  There were no anti-dilutive instruments.

2011
Numerator - basic and diluted loss per share net loss	$(181,143)
—
Net loss available to common stockholders	$(181,143)

Denominator – basic and diluted loss per share – weighted average common shares outstanding	14,421,253
Basic and diluted earnings per share	$(0.01)